Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO & COO
Tompkins Financial Corporation 888.503.5753

For Immediate Release

Friday, October 18, 2013

 Tompkins Financial Corporation Reports Record Quarterly Earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE MKT LLC)

Tompkins Financial Corporation reported diluted earnings per share of $0.95 for the third quarter of 2013, representing the highest quarterly earnings in Company history. For the year-to-date, diluted earnings per share were $2.50 for the current period, up from $1.63 per share reported for the same nine month period in 2012.

Both current and prior period results were impacted by certain non-recurring items including, but not limited to, merger related expenses associated with the acquisition of VIST Financial Corporation completed on August 1, 2012. After adjusting for non-recurring income and expenses, quarter to date diluted earnings per share would have been $0.90 for the third quarter of 2013, up from $0.87 for the same period last year. On a year-to-date basis, adjusting for non-recurring items, diluted earnings per share would have been $2.45 for the nine months ended September 30, 2013, compared to $2.36 for the same period last year. Additional information on non-recurring adjustments to earnings per share is included in the non-GAAP disclosure tables included in this press release.

President and CEO, Stephen S. Romaine said “We are pleased to report record earnings for the quarter. It is particularly rewarding to note that improving trends in several core business activities were significant contributors to the strong performance during the quarter. Loan growth and core deposit growth contributed to improved net interest margin during the quarter. Banking related fees also improved during the quarter, while revenue from insurance and wealth management activities were both up from the same period in 2012, and remained stable when compared to the most recent prior quarter”.

SELECTED HIGHLIGHTS FOR THE QUARTER INCLUDED:

●	Loans were up 2.1% for the quarter and up 6.5% over the last 12 months

●	Noninterest bearing deposits were up 5.9% during the quarter and up 6.6% over the last 12 months

●	Noninterest income of $18.5 million was up 12.0% from the second quarter of 2013, and up 25.4% from the same quarter last year. Other income in the current period included a non-recurring pre-tax gain of $1.4 million related to a Trust Preferred debenture acquired as part of the VIST acquisition, which was redeemed during the quarter.

NET INTEREST INCOME

Net interest income of $40.5 million for the third quarter of 2013 represents an increase of 10.2% over the same period last year. The addition of VIST Bank and steady loan growth contributed to the year-over-year increase. Net interest income for the quarter was up $647,000, or 1.6%, from the second quarter of 2013, primarily due to growth in average loans and noninterest-bearing deposits. The net interest margin for the third quarter of 2013 was 3.63% compared to 3.58% for the second quarter in 2013 and 3.66% for the third quarter of 2012.

For the year to date period, net interest income of $118.5 million reflects an increase of 28.4% over the first nine months of 2012.

NONINTEREST INCOME

Noninterest income was $18.5 million for the third quarter of 2013, up 25.4% over the same period in 2012, and up 12.0% from the second quarter of 2013. As previously mentioned, the current quarter was impacted by the gain on redemption of the Trust Preferred debenture, while comparisons to the same period last year are impacted by the VIST acquisition in August 2012. While the current period benefited from the non-recurring gain, the underlying trends for noninterest income remain favorable. Excluding the non-recurring gain, noninterest income was up 3.5% from the most recent prior quarter, and up 15.9% from the same quarter last year. For the year to date period, noninterest income of $52.5 million represented 30.7% of total revenue, compared to 29.8% for the same period in 2012.

NONINTEREST EXPENSE

Noninterest expense was $37.6 million in the third quarter of 2013, down 18.7% from the same period in 2012, and in line with the second quarter of 2013. The decline from the third quarter of 2012 was largely driven by $13.8 million in pre-tax merger related expenses related to the VIST acquisition.

ASSET QUALITY

Some positive asset quality trends continued during the quarter with loans classified as Substandard and Special Mention declining by $23.1 million from the most recent previous quarter, and annualized net charge-offs during the quarter representing only a modest 0.14% of total average loans.

The percentage of nonperforming assets to total assets of 1.00% reflects some deterioration from 0.88% for the same period last year and from 0.89% at June 30, 2013. The $5.3 million increase in nonperforming assets included $2.3 million in acquired loans moving to Other Real Estate Owned, the remainder of the increase was attributable to loans that were moved into nonperforming status during the quarter. The nonperforming asset ratio continues to compare favorably to the most recent peer averages of 1.88% published as of June 30, 2013, by the Federal Reserve1.

Provision for loan and lease losses was $2.0 million for the third quarter of 2013, up from $1.0 million in the same quarter last year, and down from the $2.5 million recorded in the second quarter of 2013. Net loan and lease charge-offs totaled $1.1 million in the third quarter of 2013, compared to $1.3 million in the third quarter last year, and $1.7 million in the second quarter of 2013.

The Company’s allowance for originated loan and lease losses totaled $25.7 million at September 30, 2013, which represented 1.06% of total originated loans, compared to 1.16% at December 31, 2012, reflecting improved overall quality of the originated portfolio.

The allowance for loan and lease losses covered 61.20% of nonperforming loans and leases as of September 30, 2013, which compares to 62.34% as of December 31, 2012.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets improved for the third consecutive quarter, to 8.37% at September 30, 2013. Total risk based capital of 13.32% was relatively unchanged from the second quarter of 2013. Tangible book value per share was $22.82 at September 30, 2013, up from $22.08 at June 30, 2013. The improvement in capital ratios was primarily driven by growth in retained earnings. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac National Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and Tompkins Financial Advisors Management Inc. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2013	12/31/2012

Cash and noninterest bearing balances due from banks	$87,595	$117,448
Interest bearing balances due from banks	985	1,482
Cash and Cash Equivalents	88,580	118,930

Trading securities, at fair value	11,530	16,450
Available-for-sale securities, at fair value (amortized cost of $1,359,757 at September 30,
2013 and $1,349,416 at December 31, 2012)	1,358,930	1,393,340
Held-to-maturity securities, fair value of $20,403 at September 30, 2013, and $25,163
at December 31, 2012	19,773	24,062
Originated loans and leases, net of unearned income and deferred costs and fees	2,420,695	2,133,106
Acquired loans and leases, covered	27,363	37,600
Acquired loans and leases, non-covered	671,254	783,904
Less: Allowance for loan and lease losses	26,408	24,643
Net Loans and Leases	3,092,904	2,929,967

FDIC Indemnification Asset	4,239	4,385
Federal Home Loan Bank stock and Federal Reserve Bank stock	21,955	19,388
Bank premises and equipment, net	55,607	54,581
Corporate owned life insurance	68,087	65,102
Goodwill	92,140	92,305
Other intangible assets, net	16,841	18,643
Accrued interest and other assets	101,842	100,044
Total Assets	$4,932,428	$4,837,197

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,219,136	2,144,367
Time	906,173	973,883
Noninterest bearing	847,447	831,919
Total Deposits	3,972,756	3,950,169

Federal funds purchased and securities sold under agreements to repurchase	162,117	213,973
Other borrowings, including certain amounts at fair value of $11,304 at September 30, 2013
and $11,847 at December 31, 2012	242,177	111,848
Trust preferred debentures	37,127	43,668
Other liabilities	73,975	76,179
Total Liabilities	$4,488,152	$4,395,837

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,728,581 at September 30, 2013; and 14,426,711 at December 31, 2012	1,473	1,443
Additional paid-in capital	343,276	334,649
Retained earnings	128,700	108,709
Accumulated other comprehensive loss	(27,751)	(2,106)
Treasury stock, at cost – 103,282 shares at September 30, 2013, and 100,054 shares
at December 31, 2012	(2,972)	(2,787)

Total Tompkins Financial Corporation Shareholders’ Equity	442,726	439,908
Noncontrolling interests	1,550	1,452
Total Equity	$444,276	$441,360
Total Liabilities and Equity	$4,932,428	$4,837,197

See notes to unaudited condensed consolidated financial statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2013	09/30/2012	09/30/2013	09/30/2012
INTEREST AND DIVIDEND INCOME
Loans	$38,048	$34,003	$112,027	$84,709
Due from banks	1	6	9	14
Federal funds sold	0	0	0	2
Trading securities	147	182	472	569
Available-for-sale securities	7,830	8,317	23,222	23,016
Held-to-maturity securities	160	208	528	658
Federal Home Loan Bank stock and Federal Reserve Bank stock	193	203	538	620
Total Interest and Dividend Income	46,379	42,919	136,796	109,588
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	1,208	1,043	3,651	2,497
Other deposits	1,894	2,105	6,093	5,930
Federal funds purchased and securities sold under agreements to
repurchase	901	1,174	2,877	3,340
Trust preferred debentures	660	489	2,037	1,296
Other borrowings	1,243	1,365	3,634	4,231
Total Interest Expense	5,906	6,176	18,292	17,294
Net Interest Income	40,473	36,743	118,504	92,294
Less: Provision for loan and lease losses	2,049	1,042	5,576	3,178
Net Interest Income After Provision for Loan and Lease Losses	38,424	35,701	112,928	89,116
NONINTEREST INCOME
Insurance commissions and fees	7,160	5,786	21,588	13,184
Investment services income	3,694	3,614	11,180	10,504
Service charges on deposit accounts	2,254	1,988	6,186	5,366
Card services income	1,735	1,504	5,163	4,353
Mark-to-market loss on trading securities	(87)	(41)	(472)	(198)
Mark-to-market gain (loss) on liabilities held at fair value	119	(27)	543	138
Net other-than-temporary impairment losses	0	(55)	0	(120)
Other income	3,372	2,116	7,548	5,151
Gain on securities transactions	281	(112)	723	822
Total Noninterest Income	18,528	14,773	52,459	39,200
NONINTEREST EXPENSES
Salaries and wages	16,755	13,892	48,618	36,273
Pension and other employee benefits	5,606	4,826	17,014	13,248
Net occupancy expense of premises	2,850	2,472	8,865	6,070
Furniture and fixture expense	1,448	1,364	4,367	3,580
FDIC insurance	808	759	2,401	1,841
Amortization of intangible assets	544	426	1,648	684
Merger related expenses	0	13,842	228	14,814
Other operating expense	9,543	8,613	29,710	22,910
Total Noninterest Expenses	37,554	46,194	112,851	99,420
Income Before Income Tax Expense	19,398	4,280	52,536	28,896
Income Tax Expense	5,316	761	15,873	8,674
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,082	3,519	36,663	20,222
Less: Net income attributable to noncontrolling interests	33	32	98	98
Net Income Attributable to Tompkins Financial Corporation	$14,049	$3,487	$36,565	$20,124
Basic Earnings Per Share	$0.96	$0.26	$2.51	$1.63
Diluted Earnings Per Share	$0.95	$0.25	$2.50	$1.63

See notes to unaudited condensed consolidated financial statements

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2013			September 30, 2013			September 30, 2012
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,281	$1	0.31%	$2,261	$9	0.53%	$19,272	$14	0.10%
Money market funds	-	-	0.00%	-	-	0.00%	24	-	0.00%
Securities (4)
U.S. Government securities	1,319,413	7,208	2.17%	1,334,735	21,269	2.13%	1,170,885	21,089	2.41%
Trading securities	13,978	147	4.17%	15,141	472	4.17%	18,526	569	4.10%
State and municipal (5)	93,464	1,194	5.07%	97,253	3,750	5.16%	91,452	3,594	5.25%
Other securities (5)	7,409	60	3.21%	7,996	210	3.51%	11,773	403	4.57%
Total securities	1,434,264	8,609	2.38%	1,455,125	25,701	2.36%	1,292,636	25,655	2.65%
Federal Funds Sold	-	-	0.00%	-	-	0.00%	2,453	2	0.11%
FHLBNY and FRB stock	24,234	193	3.16%	22,051	538	3.26%	18,107	620	4.57%

Total loans and leases, net of unearned income (5)(6)	3,073,824	38,535	4.97%	3,025,846	113,440	5.01%	2,194,852	85,281	5.19%
Total interest-earning assets	4,533,603	47,338	4.14%	4,505,283	139,688	4.15%	3,527,344	111,572	4.23%

Other assets	364,075			415,809			293,527

Total assets	4,897,678			4,921,092			3,820,871

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,164,364	1,134	0.21%	2,224,540	3,816	0.23%	1,610,667	3,250	0.27%
Time deposits	925,863	1,968	0.84%	955,284	5,928	0.83%	786,856	5,177	0.88%
Total interest-bearing deposits	3,090,227	3,102	0.40%	3,179,824	9,744	0.41%	2,397,523	8,427	0.47%

Federal funds purchased & securities sold under
agreements to repurchase	168,446	901	2.12%	180,939	2,877	2.13%	195,553	3,340	2.28%
Other borrowings	271,904	1,243	1.81%	211,828	3,634	2.29%	139,148	4,231	4.06%
Trust preferred debentures	42,131	660	6.21%	43,160	2,037	6.31%	29,201	1,296	5.93%
Total interest-bearing liabilities	3,572,708	5,906	0.66%	3,615,751	18,292	0.68%	2,761,425	17,294	0.84%

Noninterest bearing deposits	814,865			790,557			645,801
Accrued expenses and other liabilities	75,623			73,201			59,152
Total liabilities	4,463,196			4,479,509			3,466,378

Tompkins Financial Corporation Shareholders’ equity	432,948			440,082			352,991
Noncontrolling interest	1,534			1,501			1,502
Total equity	434,482			441,583			354,493

Total liabilities and equity	$4,897,678			$4,921,092			$3,820,871
Interest rate spread			3.48%			3.47%			3.39%
Net interest income/margin on earning assets		41,432	3.63%		121,396	3.60%		94,278	3.57%

Tax Equivalent Adjustment		(959)			(2,892)			(1,984)

Net interest income per consolidated financial statements		$40,473			$118,504			$92,294

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Dec-12

Period End Balance Sheet
Securities	$1,390,233	$1,469,315	$1,566,510	$1,433,852	$1,516,913	$1,433,852
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,420,695	2,309,232	2,208,346	2,133,106	2,060,539	2,133,106
Acquired loans and leases (3)	698,617	745,951	785,449	821,504	869,211	821,504
Allowance for loan and lease losses	26,408	25,458	24,661	24,643	26,632	24,643
Total assets	4,932,428	4,931,883	4,987,280	4,837,197	4,924,786	4,837,197
Total deposits	3,972,756	3,912,910	4,072,352	3,950,169	4,037,644	3,950,169
Federal funds purchased and securities sold under agreements to repurchase	162,117	171,498	194,091	213,973	206,996	213,973
Other borrowings	242,177	299,098	156,649	111,848	125,461	111,848
Trust preferred debentures	37,127	43,703	43,687	43,668	43,651	43,668
Shareholders' equity	444,276	431,894	446,812	441,360	440,950	441,360

Average Balance Sheet
Average earning assets	$4,533,603	$4,571,428	$4,409,455	$4,431,698	$4,087,264	$3,754,667
Average assets	4,897,678	4,965,895	4,899,727	4,901,374	4,450,013	4,092,473
Average interest-bearing liabilities	3,572,708	3,663,230	3,611,748	3,563,731	3,248,839	2,963,097
Average equity	434,482	447,088	443,277	443,592	410,300	376,890

Share data
Weighted average shares outstanding (basic)	14,515,053	14,427,838	14,374,265	14,332,672	13,580,771	12,797,173
Weighted average shares outstanding (diluted)	14,622,512	14,500,429	14,436,757	14,374,368	13,630,464	12,836,043
Period-end shares outstanding	14,692,671	14,599,558	14,447,017	14,390,801	14,358,230	14,390,801
Book value per share	30.24	29.58	30.93	30.67	30.71	30.67
Tangible book value per share (Non-GAAP)	22.82	22.08	23.29	22.96	22.71	22.96

Income Statement
Net interest income	$40,473	$39,826	$38,206	$41,849	$36,743	$134,143
Provision for loan/lease losses	2,049	2,489	1,038	5,659	1,042	8,837
Noninterest income	18,528	16,541	17,390	15,608	14,773	54,808
Noninterest expense	37,554	37,777	37,520	38,188	46,194	137,608
Income tax expense	5,316	5,061	5,495	2,416	761	11,090
Net income attributable to Tompkins Financial Corporation	14,049	11,007	11,510	11,161	3,487	31,285
Noncontrolling interests	33	33	33	33	32	131
Basic earnings per share (9)	$0.96	$0.76	$0.80	$0.78	$0.26	$2.44
Diluted earnings per share (9)	$0.95	$0.75	$0.79	$0.77	$0.25	$2.43

Nonperforming Assets
Originated nonaccrual loans and leases	$33,881	$32,100	$32,554	$33,388	$36,996	$33,388
Acquired nonaccrual loans and leases	8,008	6,916	4,561	4,352	-	4,352
Originated loans and leases 90 days past due and accruing	1,217	156	157	257	126	257
Troubled debt restructurings not included above	46	-	-	1,532	1,468	1,532
Total nonperforming loans and leases	43,152	39,172	37,272	39,529	38,590	39,529
OREO (8)	6,264	4,918	3,950	4,862	4,675	4,862
Total nonperforming assets	49,416	44,090	41,222	44,391	43,265	44,391

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Dec-12
Loans and leases 30-89 days past due and
accruing (2)	$12,193	$9,597	$10,888	$7,990	$9,412	$7,990
Loans and leases 90 days past due and accruing (2)	1,217	156	157	257	126	257
Total originated loans and leases past due and accruing (2)	13,410	9,753	11,045	8,247	9,538	8,247

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)	1,132	1,613	3,503	1,014	669	1,014
Covered loans and leases 90 days or more past
due and accruing (3)(7)	2,980	3,091	3,809	4,272	2,837	4,272
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)	6,887	5,591	5,738	4,249	5,848	4,249
Non-Covered loans and leases 90 days past
due and accruing (3)(7)	10,521	13,324	14,026	14,438	19,339	14,438
Total acquired loans and leases past due and accruing	21,520	23,619	27,076	23,973	28,693	23,973

Total loans and leases past due and accruing	$34,930	$33,372	$38,121	$32,220	$38,231	$32,220

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$24,853	$24,598	$24,643	$26,632	$26,865	$27,593
Provision for loan and lease losses	1,499	(994)	820	5,659	1,042	8,837
Net loan and lease charge-offs (recoveries)	630	(1,249)	865	7,648	1,275	11,787
Allowance for loan and lease losses (originated	25,722	24,853	24,598	24,643	26,632	24,643
loan portfolio) - balance at end of period

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$605	$63	$0	$0	$0	$0
Provision for loan and lease losses	549	3,483	218	0	0	0
Net loan and lease (recoveries) charge-offs	468	2,941	155	0	0	0
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	686	605	63	0	0	0

Total allowance for loan and lease losses	26,408	25,458	24,661	24,643	26,632	24,643

Loan Classification - Originated Portfolio
Special Mention	$42,975	$43,099	$48,468	$56,342	$58,598	$56,342
Substandard	37,004	41,969	43,449	45,083	54,383	45,083
Doubtful	0	0	0	0	494	0
Loan Classification - Acquired Portfolio
Special Mention	23,939	29,300	26,568	25,381	14,723	25,381
Substandard	42,433	55,079	47,698	45,207	31,087	45,207
Loan Classifications - Total Portfolio
Special Mention	66,914	72,399	75,036	81,723	73,321	81,723
Substandard	79,437	97,048	91,147	90,290	85,470	90,290
Doubtful	0	0	0	0	494	0

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Dec-12
Nonperforming loans and leases/total loans and leases (7)	1.38%	1.28%	1.24%	1.34%	1.32%	1.34%
Nonperforming assets/total assets	1.00%	0.89%	0.83%	0.92%	0.88%	0.92%
Allowance for originated loan and lease losses/total originated loans and leases	1.06%	1.08%	1.11%	1.16%	1.29%	1.16%
Allowance/nonperforming loans and leases	61.20%	64.99%	66.16%	62.34%	69.01%	62.34%
Net loan and lease losses (annualized)/total average loans and leases	0.14%	0.22%	0.14%	1.04%	0.20%	0.49%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.37%	8.16%	8.11%	7.95%	8.50%	7.95%
Total capital / risk-weighted assets	13.32%	13.34%	12.93%	12.94%	12.87%	12.94%
Tangible common equity / tangible assets	6.92%	6.65%	6.87%	6.96%	6.75%	6.96%

Profitability
Return on average assets *	1.14%	0.89%	0.95%	0.91%	0.31%	0.76%
Return on average equity *	12.83%	9.87%	10.53%	10.01%	3.38%	8.30%
Net interest margin (TE) *	3.63%	3.58%	3.57%	3.83%	3.66%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported noninterest income (GAAP)	$18,528	$16,541	$17,390	$15,608	$14,773	$54,808
Adjustments (pre-tax):
Gain on redemption of trust preferred	(1,410)	0	0	0	0	0
Noninterest income (Non-GAAP)	$17,118	$16,541	$17,390	$15,608	$14,773	$54,808

Non-GAAP Disclosure
Reported net income (GAAP)	$14,049	$11,007	$11,510	$11,161	$3,487	$31,285
Adjustments (net of tax):
Accrual adjustment VISA	0	0	0	0	0	(243)
Merger related expenses	0	22	118	462	8,424	9,664
Gain on redemption of trust preferred	(846)	0	0	0	0	0
Subtotal adjustments	(846)	22	118	462	8,424	9,421
Net operating income (Non-GAAP)	13,203	11,029	11,628	11,623	11,911	40,706
Weighted average shares outstanding (diluted)	14,622,512	14,500,429	14,436,757	14,374,368	13,630,464	12,836,043
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.90	$0.76	$0.81	$0.81	$0.87	$3.17

Non-GAAP Disclosure
Reported net income (GAAP)	$14,049	$11,007	$11,510	$11,161	$3,487	$31,285
Accrual adjustment VISA	0	0	0	0	0	(243)
Merger related expenses (net of tax)	0	22	118	462	8,424	9,664
Gain on redemption of trust preferred (net of tax)	(846)	0	0	0	0	0
Net operating income (Non-GAAP)	$13,203	$11,029	$11,628	$11,623	$11,911	$40,706
Amortization of intangibles, (net of tax)	327	328	334	348	256	758
Adjusted net operating income (Non-GAAP)	13,530	11,357	11,962	11,971	12,167	41,464

Average total shareholders' equity	434,482	447,088	443,277	443,592	410,300	376,890
Less: Average goodwill and intangibles	109,277	110,037	110,687	114,644	92,748	76,149
Average tangible shareholders' equity (Non-GAAP)	325,205	337,051	332,590	328,948	317,552	300,741

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	16.51%	13.52%	14.59%	14.48%	15.24%	13.79%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure	Quarter-Ended					Year-Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Dec-12
Total shareholders' equity (GAAP)	$444,276	$431,894	$446,812	$441,360	$440,950	$441,360
Less: goodwill and intangibles	108,981	109,540	110,314	110,948	114,859	110,948
Tangible shareholders' equity	335,295	322,354	336,498	330,412	326,030	330,412

Ending shares outstanding	14,692,671	14,599,558	14,447,017	14,390,801	14,358,230	14,390,801
Tangible book value per share (Non-GAAP)	22.82	22.08	23.29	22.96	22.71	22.96

Non-GAAP Disclosure	Year-to-date period ended
	Sep-13	Sep-12
Reported net income (GAAP)	36,565	$20,124
Adjustments (net of tax):
Accrual adjustment VISA	0	(243)
Merger related expenses	140	9,202
Gain on redemption of trust preferred	(846)	0
Subtotal adjustments	(706)	8,959
Net operating income (Non-GAAP)	35,859	29,083
Weighted average shares outstanding (diluted)	14,622,512	12,319,541
Adjusted diluted earnings per share	$2.45	$2.36

(1) Federal Reserve peer ratio as of June 30, 2013, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows. There have been no significant changes in expected cash flows since acquisition.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.